DRAFT-OCTOBER 4, 2000                           --------------------------------
                                                                    OMB APPROVAL
                                                --------------------------------
                                                OMB NUMBER:            3235-0060
                                                EXPIRES:            MAY 31, 2000
                                                ESTIMATED AVERAGE BURDEN
                                                HOURS PER RESPONSE..........5.00
                                                --------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 12, 2000
--------------------------------------------------------------------------------
                       Motorcar Parts & Accessories, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

             New York                                0-23538                             11-2153962
-----------------------------------       ----------------------------      -------------------------------------
  (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
        incorporation)

                2727 Maricopa Street, Torrance, California            90503
--------------------------------------------------------------------------------
                 (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (310) 212-7910
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.   OTHER EVENTS.


AUDITED MARCH 31, 2000 BALANCE SHEET. Attached to this Form 8-K as Exhibit
99.1 is the Company's recently-completed audited consolidated balance sheet as of March 31, 2000 (the "2000 Balance Sheet"). The 2000 Balance Sheet gives effect to a change in the Company's method of accounting for inventory that the Company adopted for the year ended March 31, 2000. As explained in Footnote D to the 2000 Balance Sheet, the Company has changed its prior method of valuing inventory. In prior years, when the Company valued its inventory at the lower of cost or market, market was determined by the weighted average of the repurchase price of cores acquired from customers as trade-ins and the price paid for cores purchased from brokers. Under the new method, the Company determines market value based on comparisons to current core broker prices, which prices are normally less than the core values credited to customers' accounts when cores are returned to the Company as trade-ins. In addition, an allowance for obsolescence is provided to reduce the carrying [market] value of inventory to its estimated market value at March 31, 2000 for purposes of valuing its inventory at March 31, 2000. As a result of these changes, the carrying value for the Company's inventory was reduced by approximately $33 million. After giving effect to these changes, the Company had an accumulated deficit and total shareholders' equity at March 31, 2000 of approximately $33.7 million and $17.4 million (or $2.69 per share), respectively.

ANTICIPATED ISSUANCE OF ADDITIONAL FINANCIAL STATEMENTS. The Company and its independent auditors continue to work on completion of the audit of the Company's income statement and cash flow statement for the year ended March 31, 2000, which statements are required to be provided to the Company's principal lender by November 30, 2000. Although there can be no assurance in this regard, the Company currently believes that it will be able to meet this deadline. The Company expects that its income statement for the year ended March 31, 2000 will show a loss from operations, in addition to the loss associated with the inventory writedown referred to in the preceding paragraph. Following completion of the audit of the Company's income statement and cash flow statement for the year ended March 31, 2000, the Company intends to file its Form 10-K for the year ended March 31, 2000 with the Securities and Exchange Commission. As noted below, however, this Form 10-K filing will not include all comparative information for prior years.

Currently, the Company does not have audited financial statements for the year ended March 31, 1999, and has not, therefore, filed its Form 10-K for the year ended March 31, 1999 with the Securities and Exchange Commission. (As noted in the Form 8-K dated March 1, 2000 and previously filed by the Company with the Securities and Exchange Commission, the predecessor accounting firm withdrew their report with respect to the Company's financial statements for the three years ended March 31, 1998.) In connection with completion of the audit of the Company's financial statements for the year ended March 31, 2000, the Company intends to prepare and issue an audited balance sheet as of March 31, 1999. Thereafter, the Company and its independent public accountants intend to complete the audit of Company's income statement and cash flow statement for the year ended March 31, 1999. No assurance can be given with respect to the length of time it may take to complete the audit of the Company's financial statements for the year ended March 31, 1999, and the Company may be unable to do so.

If the Company is unable to obtain an audited report with respect to its balance sheet as of March 31, 1998 or March 31, 1997, the Company may not be in a position to file its Form 10-K for the year ended March 31, 1999. The inability to audit MPA's March 31, 1998 balance sheet may likewise make it impossible for MPA to file Form 10-Qs, with all comparative information, for the quarters ended June 30, 1999, September 30, 1999 or December 31, 1999.

PENDING INVESTIGATION BY THE SECURITIES AND EXCHANGE COMMISSION. On January 20, 2000, the SEC issued a formal order of investigation with respect to the Company. In this order, the SEC authorized an investigation into, among other things, the accuracy of the financial information previously filed with the Commission and potential deficiencies in the Company's records and system of internal control. The SEC investigation is proceeding. There can be no assurance with respect to the outcome of the SEC's investigation.

 The Company has not filed its Form 10-K for the years ended March 31, 1999 and March 31, 2000 and its Form 10-Qs for the quarters ended June 30, 1999, September 30, 1999 or December 31, 1999. The SEC is aware of this failure and has reminded the Company that it has the authority to revoke or suspend the Company's registration under the Securities Exchange Act of 1934 as a result of this failure, which SEC action would prevent sales of the Company's common stock through broker/dealers.

CLASS ACTION LAWSUIT. The Company is a defendant in a class action lawsuit pending in the United States District Court, Central District of California. The complaint in this action alleges that the Company misstated its earnings in violation of securities laws over a three-year period and seeks damages on behalf of all investors who purchased Company common stock from August 1, 1996 to July 30, 1999. The Company's insurance carrier has also filed a claim against the Company and certain officers that seeks to invalidate coverage for claims made against the Company's officers in the class action lawsuit. See Footnote N to the 2000 Balance Sheet. The outcome of these cases cannot presently be determined.

LIQUIDITY AND CAPITAL RESOURCES; DEFAULT UNDER BANK CREDIT AGREEMENT. The Company finances its operations out of cash flow from operations together with borrowings under its existing line of credit. Because of the Company's failure to satisfy certain financial covenants, including minimum cash flow levels, or to provide the bank with required financial information, the Company was in default under its credit agreement. In connection with the bank's agreement to waive these defaults, the Company agreed to reduce the maximum level of borrowings under this line of credit from the original level of $38 million to $33 million by March 31, 2001. This reduction will be made in monthly increments of $500,000. While the Company has made net payments on its line of credit totaling $1,750,000 over the past three months, and expects to be able to generate sufficient cash flow from operations to satisfy the required reductions in total borrowings under the bank credit agreement, there is no assurance that it will be able to make such required reductions. The Company also agreed to provide the bank, by December 15, 2000, with an approved expression of interest from a third-party lender to refinance the loan under the bank credit agreement. No assurance can be given that the Company will be able to provide such an expression of interest to the bank.

RESULTS OF RECENT OPERATIONS. During the three months ended June 30, 2000, the Company had a satisfactory level of sales activity and believes it operated on a break-even or slightly profitable basis. The Company will release financial information for the June 30, 2000 quarter after it has been reviewed by its independent public accountants.

FORWARD-LOOKING STATEMENTS. This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in forward-looking statements as a result of the variability of business conditions, including the outcome of the SEC investigation and class action lawsuit described above, changes in the Company's relationships with its key customers and the Company's success at preparing its financial information in a timely way, consistent with its obligations under the Securities Exchange Act of 1934 and its bank credit agreement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MOTORCAR PARTS & ACCESSORIES, INC.
                                           -------------------------------------
                                                       (Registrant)

Date   October 12, 2000                       /s/ ANTHONY SOUZA
                                           -------------------------------------
                                                        (Signature)
                                            Anthony Souza
                                            President

                                  EXHIBIT INDEX



EXHIBIT NO.            DESCRIPTION

Exhibit 99.1 Consolidated Statement of the Financial Position of Motorcar Parts & Accessories, Inc. dated March 31, 2000.